UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2018 (August 13, 2018)

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2018, Tractor Supply Company (the "Company") issued the press release furnished herewith as Exhibit 99.1 announcing that Steve Barbarick, age 50, assumed the role of President and Chief Operating Officer, effective immediately.
Mr. Barbarick joined Tractor Supply Company as a Buyer in January 1998. He has held positions of increasing responsibility including Vice President and Divisional Merchandise Manager from 2003 to June 2009, Vice President, Merchandising from June 2009 to February 2011, Senior Vice President, Merchandising from February 2011 to September 2012, Executive Vice President, Merchandising and Marketing from September 2012 to March 2015, Executive Vice President, Chief Merchandising Officer from March 2015 to May 2016, and most recently, President and Chief Merchandising Officer since May 2016. In addition to his current responsibilities, Mr. Barbarick will lead the Company's store operations, aligning the Company across all store operations, merchandising, marketing and supply chain functions and teams. He will continue to report to Chief Executive Officer Greg Sandfort.

Item 7.01     Regulation FD Disclosure.

On August 13, 2018, the Company issued the press release furnished herewith as Exhibit 99.1 announcing that Robert D. Mills, age 45, assumed the role of Executive Vice President - Chief Technology, Digital Commerce and Strategy Officer, effective immediately.

Mr. Mills joined the Company as Senior Vice President and Chief Information Officer in February 2014. Prior to joining the Company, Mr. Mills was the Chief Information Officer for Ulta Beauty from October 2011. From 2005 to 2011, he was Vice President, Chief Information Officer for the online business unit at Sears Holdings Corporation, where he began as an Information Technology Customer Relationship Leader in 2001. Prior to 2001, Mr. Mills held roles at Allstate Insurance, Rockwell International Telecommunications Division and Household Finance Corporation. In addition to his current responsibilities for all information technology and corporate strategy functions, Mr. Mills will oversee the Company's digital commerce operations. He will continue to report to Chief Executive Officer Greg Sandfort.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press release dated August 13, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

August 13, 2018	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Senior Vice President - Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 13, 2018